UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 20, 2006

HOLLY ENERGY PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32225 (Commission File Number)	20-0833098 (I.R.S. Employer Identification Number)

100 Crescent Court, Suite 1600 Dallas, Texas (Address of principal executive offices)	75201-6915 (Zip code)
Registrant’s telephone number, including area code: (214) 871-3555
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
SIGNATURES

Item 1.01 Entry into a Material Definitive Agreement.
     On June 20, 2006, Holly Pipeline, L.L.C., a wholly owned subsidiary of Holly Energy Partners, L.P. (the “Partnership”), notified Mid-America Pipeline Company, LLC, pursuant to the Pipeline Lease Agreement between the parties, that it has exercised its first option to continue to lease the eight-inch pipeline between White Lakes Station and Kutz Station for an additional ten year term. The new ten-year term will commence on July 1, 2007. The Pipeline Lease Agreement is filed as Exhibit 10.1 to the Partnership’s Form 10-Q for the quarterly period ended March 31, 2006.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOLLY ENERGY PARTNERS, L.P.
By:	HEP Logistics Holdings, L.P.
its General Partner

By:	Holly Logistic Services, L.L.C.
its General Partner

By:	/s/ Stephen J. McDonnell
Stephen J. McDonnell
Vice President & Chief Financial Officer
Date: June 21, 2006